UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—19.7%
Distributors—2.0%
Pool Corp.	271,420	$40,346,583
Diversified Consumer Services—3.3%
Bright Horizons Family Solutions, Inc.[1]	451,638	50,335,055
Strategic Education, Inc.	159,470	18,087,087
		68,422,142
Hotels, Restaurants & Leisure—6.3%
BJ’s Restaurants, Inc.	331,300	16,753,841
Boyd Gaming Corp.	500,760	10,405,793
Choice Hotels International, Inc.	258,830	18,527,051
Planet Fitness, Inc., Cl. A1	681,550	36,544,711
Shake Shack, Inc., Cl. A1	219,980	9,991,492
Texas Roadhouse, Inc., Cl. A	192,860	11,513,742
Wingstop, Inc.	393,770	25,276,096
		129,012,726
Household Durables—0.7%
Roku, Inc., Cl. A1	457,440	14,015,962
Interactive Media & Services—0.6%
Cargurus, Inc., Cl. A1	342,860	11,564,668
Internet & Catalog Retail—1.8%
Etsy, Inc.[1]	763,650	36,326,830
Media—0.7%
Cable One, Inc.	18,620	15,270,262
Multiline Retail—1.7%
Ollie’s Bargain Outlet Holdings, Inc.[1]	531,480	35,348,735
Specialty Retail—1.7%
Boot Barn Holdings, Inc.[1]	693,500	11,810,305
Burlington Stores, Inc.[1]	149,300	24,286,631
		36,096,936
Textiles, Apparel & Luxury Goods—0.9%
Canada Goose Holdings, Inc.[1]	409,200	17,890,224

	Shares	Value
Consumer Staples—2.5%
Food Products—1.9%
Freshpet, Inc.[1]	381,120	$12,256,819
Nomad Foods Ltd.[1]	708,030	11,838,262
Simply Good Foods Co.[1]	737,860	13,945,554
		38,040,635
Household Products—0.6%
WD-40 Co.	69,870	12,804,376
Energy—0.7%
Oil, Gas & Consumable Fuels—0.7%
Matador Resources Co.[1]	996,680	15,478,440
Financials—8.4%
Capital Markets—1.9%
Hamilton Lane, Inc., Cl. A	450,127	16,654,699
LPL Financial Holdings, Inc.	373,230	22,796,889
		39,451,588
Commercial Banks—2.0%
Western Alliance Bancorp[1]	406,260	16,043,207
Wintrust Financial Corp.	386,550	25,701,710
		41,744,917
Consumer Finance—2.0%
Green Dot Corp., Cl. A1	507,033	40,319,264
Insurance—2.5%
Kemper Corp.	133,640	8,871,023
Kinsale Capital Group, Inc.	286,876	15,938,831
Primerica, Inc.	262,130	25,612,722
		50,422,576
Health Care—26.7%
Biotechnology—6.0%
Agios Pharmaceuticals, Inc.[1]	245,470	11,318,622
Genomic Health, Inc.[1]	301,470	19,417,683
Heron Therapeutics, Inc.[1]	382,767	9,928,976
Ligand Pharmaceuticals, Inc.[1]	279,280	37,898,296
Loxo Oncology, Inc.[1]	78,190	10,952,073

1      OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Natera, Inc.[1]	348,030	$4,858,499
Repligen Corp.[1]	570,953	30,112,061
		124,486,210
Health Care Equipment & Supplies—12.0%
Haemonetics Corp.[1]	232,840	23,295,642
ICU Medical, Inc.[1]	163,670	37,583,542
Inogen, Inc.[1]	206,130	25,595,162
Insulet Corp.[1]	573,020	45,451,946
Integra LifeSciences Holdings Corp.[1]	331,460	14,948,846
iRhythm Technologies, Inc.[1]	450,170	31,277,812
Masimo Corp.[1]	145,530	15,625,556
Merit Medical Systems, Inc.[1]	417,080	23,277,235
Penumbra, Inc.[1]	235,670	28,798,874
		245,854,615
Health Care Providers & Services—2.9%
Amedisys, Inc.[1]	135,220	15,835,614
AMN Healthcare Services, Inc.[1]	286,550	16,235,923
HealthEquity, Inc.[1]	447,610	26,699,936
		58,771,473
Health Care Technology—1.3%
Omnicell, Inc.[1]	256,710	15,720,921
Teladoc Health, Inc.[1]	224,120	11,109,628
		26,830,549
Life Sciences Tools & Services—4.3%
Bio-Techne Corp.	224,850	32,540,292
Medpace Holdings, Inc.[1]	296,900	15,714,917
PRA Health Sciences, Inc.[1]	428,224	39,379,479
		87,634,688
Pharmaceuticals—0.2%
Aerie Pharmaceuticals, Inc.[1]	145,460	5,251,106
Industrials—14.4%
Aerospace & Defense—4.6%
Aerojet Rocketdyne Holdings, Inc.[1]	419,960	14,795,191
HEICO Corp.	628,405	48,688,819
Mercury Systems, Inc.[1]	672,313	31,793,682
		95,277,692

	Shares	Value
Building Products—2.4%
Lennox International, Inc.	112,600	$24,643,636
Trex Co., Inc.[1]	402,300	23,880,528
		48,524,164
Commercial Services & Supplies—0.7%
Casella Waste Systems, Inc., Cl. A1	536,110	15,273,774
Machinery—4.2%
Chart Industries, Inc.[1]	367,910	23,925,187
ITT, Inc.	394,820	19,057,962
RBC Bearings, Inc.[1]	327,870	42,983,757
		85,966,906
Professional Services—1.0%
Insperity, Inc.	214,930	20,065,865
Road & Rail—0.7%
Genesee & Wyoming, Inc., Cl. A1	198,950	14,726,279
Trading Companies & Distributors—0.8%
SiteOne Landscape Supply, Inc.[1]	282,461	15,611,619
Information Technology—20.8%
Electronic Equipment, Instruments, & Components—1.7%
Novanta, Inc.[1]	540,720	34,065,360
IT Services—4.0%
Euronet Worldwide, Inc.[1]	159,930	16,373,633
ManTech International Corp., Cl. A	558,830	29,224,015
MongoDB, Inc., Cl. A1	303,340	25,401,692
Okta, Inc., Cl. A1	179,490	11,451,462
		82,450,802
Semiconductors & Semiconductor Equipment—2.2%
Monolithic Power Systems, Inc.	381,377	44,335,076
Software—12.9%
Bottomline Technologies DE, Inc.[1]	282,950	13,581,600
Coupa Software, Inc.[1]	394,200	24,779,412

2      OPPENHEIMER DISCOVERY FUND

	Shares	Value
Software (Continued)
Everbridge, Inc.[1]	290,027	$16,461,932
HubSpot, Inc.[1]	264,561	33,263,254
New Relic, Inc.[1]	493,370	39,948,169
Paylocity Holding Corp.[1]	221,680	13,347,353
Q2 Holdings, Inc.[1]	272,960	13,525,168
RealPage, Inc.[1]	431,220	20,780,492
RingCentral, Inc., Cl. A1	567,120	46,753,373
SailPoint Technologies Holding, Inc.[1]	364,930	8,572,206
SendGrid, Inc.[1]	207,240	8,946,551
Trade Desk, Inc. (The), Cl. A1	226,510	26,288,751
		266,248,261
Materials—3.9%
Chemicals—3.0%
Ashland Global Holdings, Inc.	208,720	14,810,771

	Shares	Value
Chemicals (Continued)
Ingevity Corp.[1]	553,840	$46,350,870
		61,161,641

Metals & Mining—0.9%
Allegheny Technologies, Inc.[1]	915,550	19,931,523
Total Common Stocks (Cost $1,730,015,922)		1,995,024,467

Investment Company—4.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,3] (Cost $95,142,856)	95,142,856	95,142,856
Total Investments, at Value (Cost $1,825,158,778)	101.7%	2,090,167,323
Net Other Assets (Liabilities)	(1.7)	(34,116,754)
Net Assets	100.0%	$2,056,050,569

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	59,880,155	343,418,317	308,155,616	95,142,856

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$95,142,856	$520,091	$—	$ —

3      OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

4      OPPENHEIMER DISCOVERY FUND

2. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$404,295,068	$—	$—	$404,295,068
Consumer Staples	50,845,011	—	—	50,845,011
Energy	15,478,440	—	—	15,478,440

5      OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Financials	$171,938,345	$—	$—	$171,938,345
Health Care	548,828,641	—	—	548,828,641
Industrials	295,446,299	—	—	295,446,299
Information Technology	427,099,499	—	—	427,099,499
Materials	81,093,164	—	—	81,093,164
Investment Company	95,142,856	—	—	95,142,856

Total Assets	$2,090,167,323	$—	$—	$2,090,167,323

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

6      OPPENHEIMER DISCOVERY FUND

3. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

7      OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

typically indicate lower volatility risk.

5. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U. S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

8      OPPENHEIMER DISCOVERY FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

 There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019